UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 6, 2015 (February 4, 2015)

DGSE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15850 Dallas Parkway, Suite 140
Dallas, Texas 75248
(Address of principal executive offices) (Zip Code)

(972) 587-4049
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On February 4, 2015, DGSE Companies, Inc., a Nevada corporation (the “Company”) entered into that certain Second Amendment to Loan Agreement and Revolving Credit Note, dated January 26, 2015, by and between the Company and NTR Metals, LLC (“NTR”), a Texas limited liability company and an affiliate of  the Company’s largest shareholder, Elemetal, LLC, in form attached hereto as Exhibit 10.1 (the “Second Amendment”), (i) extending the termination date of that certain Loan Agreement, dated July 19, 2012, by and between the Company and NTR, in form attached hereto as Exhibit 10.2 (the “Loan Agreement”), from August 1, 2015 to August 1, 2017 and (ii) extending the maturity date of that certain Revolving Credit Note, dated July 19, 2012, by and between the Company and NTR, in form attached hereto as Exhibit 10.3 (the “Note”), from August 1, 2015 to August 1, 2017.  Pursuant to the terms of the Second Amendment, the Company further agreed that all guaranties, security interests and liens granted by the Company in favor of NTR pursuant to the requirements of the Loan Agreement would remain in full force and effect commensurate with the extension of the termination date of the Loan Agreement and the maturity date of the Note.

Item 8.01         Other Events.

On February 6, 2015, the Company issued a press release announcing the Amendment.  A copy of the Company’s press release, dated February 6, 2015, is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)            Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Loan Agreement and Revolving Credit Note, dated January 26, 2015, by and between the Company and NTR
10.2	Loan Agreement, dated July 19, 2012 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company on July 20, 2012 and incorporated herein by reference)
10.3	Revolving Credit Note, dated July 19, 2012 (previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed by the Company on July 20, 2012 and incorporated herein by reference)
99.1	Press Release dated February 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date:	February 6, 2015	By:	/s/ JAMES D. CLEM
James D. Clem
Chief Executive Officer

EXHIBITS

Exhibit No.	Description
10.1	Second Amendment to Loan Agreement and Revolving Credit Note, dated January 26, 2015, by and between the Company and NTR
10.2	Loan Agreement, dated July 19, 2012 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company on July 20, 2012 and incorporated herein by reference)
10.3	Revolving Credit Note, dated July 19, 2012 (previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed by the Company on July 20, 2012 and incorporated herein by reference)
99.1	Press Release dated February 6, 2015